UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2019

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Black Stone Minerals, L.P. (the “Partnership”) held its 2019 annual meeting of limited partners (the “Annual Meeting”) on June 13, 2019 in Houston, Texas for the following purposes: (1) to elect directors to the board of directors of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), each to serve until the 2020 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2019, and (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2018. Each of these items is more fully described in the Partnership’s proxy statement filed with the Securities and Exchange Commission on April 25, 2019.

Proposal 1 – Election of Directors

Each of the eleven nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
William G. Bardel	118,339,699	110,655	25,566,658
Carin M. Barth	118,321,990	128,364	25,566,658
Thomas L. Carter, Jr.	118,345,304	105,050	25,566,658
D. Mark DeWalch	118,327,770	122,584	25,566,658
Ricky J. Haeflinger	118,347,706	102,648	25,566,658
Jerry V. Kyle, Jr.	118,347,188	103,166	25,566,658
Michael C. Linn	118,317,758	132,596	25,566,658
John H. Longmaid	118,329,872	120,482	25,566,658
William N. Mathis	118,329,190	121,164	25,566,658
William E. Randall	118,331,874	118,480	25,566,658
Alexander D. Stuart	118,328,989	121,365	25,566,658
Allison K. Thacker	118,345,182	105,172	25,566,658

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2019 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
144,033,238	19,887	389,333	—

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2018 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
116,553,033	413,154	1,909,613	25,566,658

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: June 19, 2019	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Corporate Secretary

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